UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2025

AMC ROBOTICS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41574	41-3041844
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4794 231st Place S.E.

Sammamish, WA 98075

(Address of Principal Executive Offices) (Zip Code)

(734) 709-5127

(Registrant’s Telephone Number, Including Area Code)

AlphaVest Acquisition Corp., 205 W. 37th Street, New York, New York 10018

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AMCI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on August 16, 2024, AlphaVest Acquisition Corp. (“SPAC” or “ATMV”) entered into a Business Combination Agreement (as amended on June 25, 2025, the “Business Combination Agreement”), with AMC Corporation, a Washington corporation (the “Company”), and AV Merger Sub Inc., a Washington corporation and wholly-owned subsidiary of SPAC (“Merger Sub”). Terms used herein but not defined herein shall be defined in the Proxy Statement/Prospectus (as defined below).

On December 9, 2025 (the “Closing Date”), the parties consummated the transactions contemplated by the Business Combination Agreement (the “Business Combination”), as follows:

The Domestication

Immediately prior to, and on the same date as, the Closing Date, among other things, SPAC caused the de-registration of SPAC as an exempted company in the Cayman Islands and the transfer by way of continuation of SPAC as a Delaware corporation (the “Domestication”). The Domestication occurred in accordance with Section 388 of the Delaware General Corporation Law and Part XII of the Companies Act (As Revised) of the Cayman Islands.

In connection with the Domestication, SPAC caused:

●	Each unit of SPAC (the “SPAC Unit”) that was issued and outstanding immediately prior to the Domestication to be separated into one ordinary share, par value $0.0001 per share, of SPAC (“SPAC Ordinary Share”) and one right of SPAC (“SPAC Right”);

●	Each SPAC Ordinary Share that was issued and outstanding immediately prior to the Domestication (including those ordinary shares so separated from the SPAC Units) to be converted into one share of common stock, par value $0.00001 per share (the “Surviving PubCo Common Stock”), of the surviving public company (“Surviving PubCo”); and

●	Each SPAC Right that was outstanding immediately prior to the Merger (defined below) converted into one-tenth of one share of Surviving PubCo Common Stock.

The Merger

On the Closing Date, immediately following the consummation of the Domestication, Merger Sub merged with and into the Company (the “Merger”). As a result of the Merger, the separate existence of Merger Sub ceased, and the Company continued as the surviving company of the Merger and a wholly-owned subsidiary of Surviving PubCo (the “Surviving Company”). On the Closing Date, the Merger was consummated by filing with the Secretary of State of the State of Washington a certificate of merger (the “Certificate of Merger”). The Merger become effective on the date and time at which the Certificate of Merger was accepted for filing by the Secretary of State of the State of Washington (the “Effective Time”).

Pursuant to the terms of the Business Combination Agreement, at the Effective Time, by virtue of the Merger, without any action on the part of any party or any other person:

■	Each share of capital stock of Merger Sub issued and outstanding immediately prior to the Effective Time was automatically cancelled and extinguished and converted into one share of common stock, par value $0.0001 per share, of the Surviving Company.

■	Each Company Share (other than any Company Shares held in treasury that are cancelled and extinguished and any Company Dissenting Shares) issued and outstanding as of immediately prior to the Effective Time was automatically cancelled and extinguished and converted into the right to receive a number of shares of Surviving PubCo Common Stock equal to the Exchange Ratio.

■	Each Company Share held immediately prior to the Effective Time by the Company as treasury stock was automatically cancelled and extinguished, and no consideration was paid with respect thereto.

On the Closing Date, Surviving PubCo issued an aggregate of 18,000,000 shares of Surviving PubCo Common Stock to the former shareholders of the Company (the “Company Shareholders”) in exchange for their equity interests in the Company.

The description of the Business Combination Agreement and its amendment contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by the text of the Business Combination Agreement and amendment, copies of which are attached as Exhibit 2.1 and 2.1.1 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

The Business Combination Agreement and its amendment are also described in detail in the definitive proxy statement/prospectus for the Business Combination, dated August 12, 2025, filed by SPAC and the Company (the “Proxy Statement/Prospectus”).

Private Placement

Concurrently with the consummation of the Business Combination, the parties consummated the private placement (the “Private Placement”) of $8 million of common stock at a price of $10.00 per share, for an aggregate of 800,000 shares of Surviving PubCo Common Stock, and common stock purchase warrants to purchase an aggregate of 2,240,000 shares of Surviving PubCo Common Stock, initially exercisable at $10.00 per share, subject to adjustment. The issuance of the shares and warrants in the Private Placement was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended. In connection with the Private Placement, the parties entered into registration rights agreements (the “Private Placement Registration Rights Agreement”) with the investors providing for certain registration rights.

The foregoing description of the Private Placement is qualified in its entirety by reference to the full text of the form of purchase agreement, form of Private Placement Registration Rights Agreement and form of private placement warrant, copies of which are attached as Exhibits 10.5, 10.6 and 10.7, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.01 Entry into a Material Definitive Agreement

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Lock-up Agreement

Surviving Pubco has entered into a Lock-Up Agreement (the “Lock-Up Agreement”) with AlphaVest Holdings, LP (“Sponsor”), certain directors and officers of SPAC, and certain Company Shareholders pursuant to which each of the parties agreed not to effect any sale or distribution of any equity securities of Surviving PubCo held by any of them during the lock-up period set forth therein.

The foregoing description of the Lock-Up Agreement is qualified in its entirety by reference to the full text of the agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Registration Rights Agreement

Surviving PubCo has entered into a new Registration Rights Agreement (the “Registration Right Agreement”) with the Sponsor, certain directors and officers of SPAC, and certain SPAC shareholders and Company Shareholders pursuant to which Surviving PubCo has agreed to file a registration statement for the resale of shares of Surviving PubCo Common Stock held by such parties, subject to the terms and conditions described therein.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Indemnification Agreements

On the Closing Date, Surviving PubCo entered into indemnification agreements (the “Indemnification Agreements”) with each of its directors and executive officers. Subject to certain exceptions, the Indemnification Agreements provide that Surviving PubCo will indemnify each of its directors and executive officers for certain expenses, which may include attorneys’ fees, judgments, fines and settlement amounts, incurred by a director or officer in any action or proceeding arising out of their services as one of Surviving PubCo’s directors or officers or any other company or enterprise to which the person provides services at Surviving PubCo’s request.

The foregoing description of the Indemnification Agreements is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is attached as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Each of the above-referenced agreements are described in the Proxy Statement/Prospectus.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K and Item 1.01 is incorporated herein by reference.

On the Closing Date, in connection with the consummation of the Business Combination, that certain Investment Management Trust Agreement, dated as of December 19, 2022, between SPAC and Continental Stock Transfer & Trust Company (“Continental”), pursuant to which Continental held certain of the proceeds of SPAC’s initial public offering in a trust account and facilitated the redemption of SPAC public shares, was terminated.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the Introductory Note of this Current Report on Form 8-K and Item 1.01 are incorporated into this Item 2.01 by reference.

The Business Combination was approved by SPAC’s shareholders at the Extraordinary General Meeting on September 5, 2025. As indicated above, Surviving PubCo issued 18,000,000 shares of Surviving PubCo Common Stock to the Company Shareholders on the Closing Date.

In connection with the Business Combination, an aggregate of 848,354 SPAC Ordinary Shares exercised their redemption rights, resulting in the payment to such holders of an aggregate of $10,297,309.

As of the Closing Date and following the completion of the Business Combination, Surviving PubCo had 22,595,384 shares of Surviving PubCo Common Stock issued and outstanding.

FORM 10 INFORMATION

Prior to the Closing Date, SPAC was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed as a vehicle to effect a business combination with one or more businesses or entities. As of the Closing Date, the Company became Surviving PubCo’s wholly-owned subsidiary.

Cautionary Note Regarding Forward-Looking Statements

This document and the information incorporated by reference herein include “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K, regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Surviving PubCo cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Surviving PubCo, incident to its business.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing Surviving PubCo’s views as of any subsequent date, and Surviving PubCo does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, Surviving PubCo’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	Surviving PubCo’s ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitability following the Closing Date;

●	the ability to maintain the listing of the Surviving PubCo Common Stock on The Nasdaq Stock Market LLC (“Nasdaq”) following the Closing Date;

●	the business, operations and financial performance of the Company following the Business Combination;

●	expansion plans and opportunities, including future acquisitions or additional business combinations;

●	the Company’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the Business Combination;

●	consequences from the diversion of management’s time from ongoing business operations due to the Business Combination;

●	litigation, complaints, product liability claims and/or adverse publicity;

●	the impact of changes in consumer spending patterns, consumer preferences, local, regional and national economic conditions, crime, weather, demographic trends and employee availability;

●	privacy and data protection laws, privacy or data breaches, or the loss of data; and

●	other risks and uncertainties set forth in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 45 of the Proxy Statement/Prospectus.

Risk Factors

The risks associated with Surviving PubCo’s business and operations following the Closing Date are described in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 45, which is incorporated herein by reference.

Financial Information

Unaudited Condensed Consolidated Financial Statements

The following historical financial statements of SPAC and the related notes beginning on page F-1 of the Proxy Statement/Prospectus are incorporated herein by reference: (i) unaudited financial statements as of and for the three months ended March 31, 2025, and for the three months ended March 31, 2025 and 2024; and (ii) the audited financial statements as of and for the years ended December 31, 2024, and December 31, 2023.

The following historical financial statements of Company and the related notes beginning on page F-33 of the Proxy Statement/Prospectus are incorporated herein by reference: (i) unaudited consolidated balance sheet as of March 31, 2025; (ii) unaudited statement of operations, statement of changes in stockholders’ equity, and statement of cash flows for the three months ended March 31, 2025 and 2024; and (iii) the audited financial statements as of and for the years ended December 31, 2024 and December 31, 2023.

The historical financial statements of SPAC and the Company, and the related notes as of and for the three and nine months ended September 30, 2025 and 2024 are included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Unaudited Pro Forma Condensed Combined Financial Information

The information set forth in Exhibit 99.2 to this Current Report on Form 8-K is incorporated by reference herein.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Managements’ discussion and analysis of the financial condition and results of operation prior to the Closing Date is included in the Proxy Statement/Prospectus in the section entitled “Management’s Discussion And Analysis Of Financial Condition And Results Of Operations of SPAC” beginning on page 160 and “AMC’s Management’s Discussion And Analysis Of Financial Condition And Results Of Operations” beginning on page 145, which are incorporated herein by reference.

AMC’s Management’s Discussion And Analysis Of Financial Condition And Results Of Operations for the three and nine months ended September 30, 2025 is included as Exhibit 99.3 to this Current Report on Form 8-K and incorporated by reference herein.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of the Surviving PubCo Common Stock as of the Closing Date by:

●	each person who is known to be the beneficial owner of more than 5% of the Surviving PubCo Common Stock;

●	each executive officer and director of Surviving PubCo; and

●	all executive officers and directors of Surviving PubCo as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options, rights and convertible notes that are currently exercisable or exercisable within 60 days.

The beneficial ownership of Surviving PubCo Common Stock is based on 22,595,384 shares of Surviving PubCo Common Stock issued and outstanding immediately following the Closing Date.

Name of Beneficial Owner(1)	Number of Shares		% of Common Stock
Directors and Executive Officers
Shengwei (Sean) Da	18,590,000	(2)	77.0%
Min Ma	-
Hongfei Zhang	-
Dahe (Taylor) Zhang(3)	882,232		3.9%
Yong (David) Yan)	-
All executive officers and directors as a group (5 persons)	19,472,232		80.7%
5% of Greater Shareholders	-
Peace Capital Limited(4)	1,322,916		5.9%
Pengfei Zheng(5)	1,322,916		5.9%

(1)	Unless otherwise noted, the business address of each of the following entities and individuals is c/o AMC Corp., 4794 231st Place S.E., Sammamish, WA 98075.
(2)	Represents (i) 16,000,000 shares held by trusts controlled by Mr. Da and (ii) 1,050,000 shares and 1,540,000 shares issuable upon exercise of warrants held by Kami Vision Incorporated, of which Mr. Da is executive chairman and 80% owner.
(3)	AlphaVest Holding LP is the record holder of founder shares reported herein. AlphaVest Management LLC is the managing member of AlphaVest Holding LP and Dahe (Taylor) Zhang is the manager of AlphaVest Management LLC. Accordingly, Mr. Zhang is deemed to be the beneficial owner of such shares.
(4)	Peace Capital Limited is the record holder of the shares reported herein. Pengfei Zheng is the sole director and shareholder of Peace Capital Limited. Accordingly, he is deemed to be the beneficial owner of such shares. The business address of Peace Capital Limited is 205 W. 37th Street New York, NY 10018.
(5)	Includes shares held by Peace Capital Limited. Pengfei Zheng is deemed to be the beneficial owner of such shares. The business address of Pengfei Zheng is 205 W. 37th Street New York, NY 10018.

Information about Directors and Executive Officers

Name	Age	Position Held
Shengwei (Sean) Da	56	Chairman, and Chief Executive Officer
Min Ma	45	VP, Finance
Hongfei Zhang	61	Director
Dahe (Taylor) Zhang	47	Director
Yong (David) Yan	52	Director

Resignations and Appointments

In connection with the closing of the Business Combination, each of SPAC’s directors prior to the closing (other than Dr. Yong (David) Yan) resigned from their respective position as a director, in each case effective as of the Effective Time on the Closing Date. Effective as of the Closing Date, each of the above individuals were appointed as officers and directors of Surviving PubCo.

Information with respect to Surviving PubCo’s directors and officers appointed as of the Closing Date, including biographical information regarding these individuals, is set forth in the Proxy Statement/Prospectus in the section entitled “Management of Surviving PubCo Following the Business Combination” beginning on page 172, which information is incorporated herein by reference.

Controlled Company Exemption

As of the Closing Date, the Company’s majority shareholders, consisting of entities affiliated with Sean Da, hold a majority of the voting stock of Surviving PubCo. Accordingly, Mr. Da, through such entities, have the ability to determine all matters requiring approval by stockholders, including the election of directors, amendments of organizational documents, and approval of major corporate transactions, such as a change in control, merger, consolidation, or sale of assets. Similarly, he has the ability to prevent the approval of any action submitted to the stockholders by other stockholders.

As a result of the foregoing, Surviving PubCo will be a “controlled company” within the meaning of applicable rules of Nasdaq. Under these rules, a company of which more than 50% of the voting power for the election of directors is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements, including the requirements (a) that a majority of the board consists of independent directors; (b) for an annual performance evaluation of the nominating and corporate governance and compensation committees; (c) that the controlled company has a nominating and corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities; and (d) that the controlled company has a compensation committee that is composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibility. As of the Closing Date, Surviving PubCo has not taken advantage of any of these exemptions. If Surviving PubCo determines to rely on any of these exemptions from the corporate governance requirements of Nasdaq in the future, investors may not have the same protections afforded to stockholders of companies that are subject to all of the Nasdaq corporate governance requirements. In the event that Surviving PubCo ceases to be a “controlled company” and its shares continue to be listed on Nasdaq, it will be required to comply with these provisions within the applicable transition periods.

Risk Oversight

The Surviving PubCo Board will have extensive involvement in the oversight of risk management related to Surviving PubCo and its business and will accomplish this oversight through the regular reporting to the Surviving PubCo Board by the audit committee. The audit committee will represent the Surviving PubCo Board by periodically reviewing Surviving PubCo’s accounting, reporting and financial practices, including the integrity of its financial statements, the surveillance of administrative and financial controls and its compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance, legal, internal audit and information technology functions, the audit committee will review and discuss all significant areas of our business and summarize for the Surviving PubCo Board all areas of risk and the appropriate mitigating factors. In addition, the Surviving PubCo Board will receive periodic detailed operating performance reviews from management.

Director Independence

The Surviving PubCo Board will initially consist of four members, three of whom qualify as independent within the meaning of the independent director guidelines of Nasdaq.

Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 of the Exchange Act and the rules of Nasdaq. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the rules of Nasdaq. As a controlled company, Surviving PubCo will be largely exempt from the foregoing requirements. Nonetheless, the Surviving PubCo Board will initially be comprised of a majority of independent directors and its committees will satisfy the foregoing requirements.

In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act and under the rules of Nasdaq, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent for purposes of Rule 10C-1 under the Exchange Act and under the rules of Nasdaq, the board of directors must affirmatively determine that the member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director; and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

The Surviving PubCo Board has undertaken a review of the independence of each director and considered whether each director has a material relationship that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, each of Messrs. Hongfei Zhang, Dahe (Taylor) Zhang and Yong (David) Yan have been deemed “independent directors” as defined under the listing requirements and rules of Nasdaq and the applicable rules of the Exchange Act.

Committees of the Board of Directors

Surviving PubCo Board has a standing audit committee, compensation committee and a nominating and governance committee. All of the committees will comply with all applicable requirements of the Sarbanes-Oxley Act, Nasdaq and SEC rules and regulations as further described below. The responsibilities of each of the committees of the Surviving PubCo Board is described below. Members will serve on these committees until their resignation or until as otherwise determined by the Surviving PubCo Board.

Audit Committee

The Company’s audit committee is responsible for, among other things:

●	appointing, compensating, retaining, evaluating, terminating and overseeing Surviving PubCo’s independent registered public accounting firm;
●	discussing with Surviving PubCo’s independent registered public accounting firm their independence from management;
●	reviewing, with Surviving PubCo’s independent registered public accounting firm, the scope and results of their audit;
●	approving all audit and permissible non-audit services to be performed by Surviving PubCo’s independent registered public accounting firm;
●	overseeing the financial reporting process and discussing with management and Surviving PubCo’s independent registered public accounting firm the quarterly and annual financial statements that Surviving PubCo files with the SEC;
●	overseeing Surviving PubCo’s financial and accounting controls and compliance with legal and regulatory requirements;
●	reviewing Surviving PubCo’s policies on risk assessment and risk management;
●	reviewing related person transactions; and
●	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

Surviving PubCo’s audit committee currently consists of Messrs. Yong (David) Yan, Dahe (Taylor) Zhang and Hongfei Zhang. Surviving PubCo has determined that each member of the audit committee qualifies as independent under Nasdaq rules applicable to board members generally and under Nasdaq rules and Exchange Act Rule 10A-3 specific to audit committee members. All members of Surviving PubCo’s audit committee meet the requirements for financial literacy under the applicable Nasdaq rules. In addition, Hongfei Zhang qualifies as the “audit committee financial expert,” as that term is defined in Item 401(h) of Regulation S-K, and as “financially sophisticated,” as that term is defined under Nasdaq rules. The written charter for the audit committee is available on Surviving PubCo’s corporate website at www.amcx.ai. The information on any of Surviving PubCo’s website is deemed not to be incorporated in this Current Report on Form 8-K.

Compensation Committee

Surviving PubCo’s compensation committee will be responsible for, among other things:

●	reviewing and approving the corporate goals and objectives, evaluating the performance of and reviewing and approving the compensation of Surviving PubCo’s Chief Executive Officer, and the Chief Executive Officer may not be present during voting or deliberations on his or her compensation;

●	overseeing an evaluation of the performance of and reviewing and setting or making recommendations to the Surviving PubCo Board regarding the compensation of Surviving PubCo’s other executive officers;

●	reviewing and approving or making recommendations to the Surviving PubCo Board regarding Surviving PubCo’s incentive compensation and equity-based plans, policies and programs;

●	reviewing and approving all employment agreement and severance arrangements for Surviving PubCo’s executive officers;

●	making recommendations to the Surviving PubCo Board regarding the compensation of Surviving PubCo’s directors; and

●	retaining and overseeing any compensation consultants.

Surviving PubCo’s compensation committee consists of Messrs. Yong (David) Yan, Dahe (Taylor) Zhang and Hongfei Zhang. Each member qualifies as independent under Nasdaq rules and are “non-employee directors” as defined in Rule 16b-3 of the Exchange Act. The written charter for the compensation committee is available on Surviving PubCo’s corporate website at www.amcx.ai.

Nominating and Governance Committee

Surviving PubCo’s nominating and corporate governance committee is responsible for, among other things:

●	identifying individuals qualified to become members of the Surviving PubCo Board, consistent with criteria approved by the Surviving PubCo Board;
●	overseeing succession planning for Surviving PubCo’s Chief Executive Officer and other executive officers;
●	periodically reviewing the Surviving PubCo Board’s leadership structure and recommending any proposed changes to the Surviving PubCo Board;
●	overseeing an annual evaluation of the effectiveness of the Surviving PubCo Board and its committees; and
●	developing and recommending to the Surviving PubCo Board a set of corporate governance guidelines.

Surviving PubCo’s nominating and corporate governance committee consists of Messrs. Yong (David) Yan, Dahe (Taylor) Zhang and Hongfei Zhang. Each member qualifies as independent under Nasdaq rules. The written charter for the nominating and corporate governance committee is available on Surviving PubCo’s corporate website at www.amcx.ai.

Code of Ethics

Surviving PubCo has a code of ethics that applies to all of its executive officers, directors and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The code of ethics is available on Surviving PubCo’s corporate website at www.amcx.ai. Surviving PubCo intends to make any legally required disclosures regarding amendments to, or waivers of, provisions of its code of ethics on its website rather than by filing a Form 8-K.

Director Compensation

Surviving PubCo intends to implement a compensation policy for its non-employee directors. Such policy is expected to include an annual cash retainer for all directors, in addition to equity grants determined by the compensation committee and reimbursement for reasonable expenses incurred in connection with attending board and committee meetings.

Executive Compensation

Following the closing of the Business Combination, Mr. Da is expected to enter into an Employment Agreement with Surviving PubCo, pursuant to which Mr. Da will be employed as Surviving PubCo’s Chief Executive Officer.

Overview of Anticipated Executive Compensation Program

Following the Closing Date, decisions with respect to the compensation of Surviving PubCo’s executive officers, including its named executive officers, will be made by the compensation committee of the Surviving PubCo Board. Surviving PubCo anticipates that compensation for its executive officers will have the following components: base salary, cash bonus opportunities, equity compensation, employee benefits and severance protections. Base salaries, employee benefits and severance protections will be designed to attract and retain senior management talent. Surviving PubCo will also use annual cash bonuses and equity awards to promote performance-based pay that aligns the interests of its executive officers with the long-term interests of its stockholders and enhances executive retention.

Certain Relationships and Related Transactions

Certain relationships and related party transactions are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Parties Transactions” beginning on page 188 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Legal Proceedings

From time to time, Surviving PubCo and its subsidiaries may become involved in additional legal proceedings arising in the ordinary course of its business.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

Immediately prior to the closing of the Business Combination, the SPAC Units, SPAC Ordinary Shares, and SPAC Rights were listed on Nasdaq under the symbols “ATMVU,” “ATMV” and “ATMVR,” respectively.

As of the Closing Date, SPAC’s Units separated into their component securities and the SPAC’s Ordinary Shares and Rights converted into shares of Surviving PubCo Common Stock. As a result, the SPAC Units, SPAC Ordinary Shares and SPAC Rights no longer trade.

On the Closing Date, the Surviving PubCo Common Stock was listed on Nasdaq under the new trading symbol of “AMCI.”

As of the Closing Date and following the completion of the Business Combination, Surviving PubCo had 22,595,384 shares of Surviving PubCo Common Stock issued and outstanding held of record by 36 holders. Such numbers do not include Depository Trust Company participants or beneficial owners holding shares through nominee names.

Dividends

Surviving PubCo has not paid any cash dividends on its Common Stock to date. Surviving PubCo may retain future earnings, if any, for future operations, expansion and debt repayment and has no current plans to pay cash dividends for the foreseeable future. Any decision to declare and pay dividends in the future will be made at the discretion of the board of directors and will depend on, among other things, Surviving PubCo’s results of operations, financial condition, cash requirements, contractual restrictions and other factors that the board of directors may deem relevant. In addition, Surviving PubCo’s ability to pay dividends may be limited by any Surviving PubCo’s outstanding preferred stock and covenants of any existing and future outstanding indebtedness Surviving PubCo or its subsidiaries incur. Surviving PubCo does not anticipate declaring any cash dividends to holders of Common Stock in the foreseeable future.

Recent Sales of Unregistered Securities

Information regarding unregistered sales of securities by SPAC is set forth in Part II, Item 5 of SPAC’s Annual Report on Form 10-K filed with the SEC on April 14, 2025.

Description of Registrant’s Securities

The description of Surviving PubCo’s securities is set forth in the section of the Proxy Statement/Prospectus entitled “Description of Surviving PubCo Securities” beginning on page 182.

Indemnification of Directors and Officers

The DGCL authorizes corporations to limit or eliminate, subject to certain conditions, the personal liability of directors and officers to corporations and their stockholders for monetary damages for breach of their fiduciary duties. The Surviving PubCo organizational documents limit the liability of our directors and officers to the fullest extent permitted by Delaware law.

Surviving PubCo expects to purchase director and officer liability insurance to cover liabilities its directors and officers may incur in connection with their services to the combined company, including matters arising under the Securities Act. The Surviving PubCo organizational documents also provide that Surviving PubCo will indemnify its directors and officers to the fullest extent permitted by Delaware law. In addition, Surviving PubCo has entered into customary indemnification agreements with each of its officers and directors, as described above in Item 1.01.

There is no pending litigation or proceeding involving any of Surviving PubCo’s directors, officers, employees or agents in which indemnification will be required or permitted. Surviving PubCo is not aware of any threatened litigation or proceedings that may result in a claim for such indemnification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, executive officers or persons controlling the combined company, Surviving PubCo has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Financial Statements and Supplementary Data

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.02.

Item 3.03 Material Modification to Rights of Security Holders.

The material terms of the organizational documents of Surviving PubCo and the general effect upon the rights of holders of Surviving PubCo’s capital stock are described in the sections of the Proxy Statement/Prospectus entitled “Proposal 4—The Governing Documents Proposal” beginning on page 116 of the Proxy Statement/Prospectus, “Description of Surviving PubCo Securities” beginning on page 182 of the Proxy Statement/Prospectus and “Comparison of Rights of Surviving PubCo Shareholders and SPAC Shareholders and AMC Stockholders” beginning on page 192 of the Proxy Statement/Prospectus, which information is incorporated herein by reference. A copy of the Amended and Restated Charter is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On the Closing Date, Surviving PubCo filed the Certificate of Incorporation and adopted new Bylaws. A copy of the Certificate of Incorporation and Bylaws are filed as Exhibits 3.2 and 3.3 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

The information set forth in the Introductory Note of this Current Report on Form 8-K and in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note of this Current Report on Form 8-K and in the section entitled “Information about Directors and Executive Officers” in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Incentive Plan

The material terms of the Incentive Equity Plan are discussed in the section of the Proxy Statement/Prospectus entitled “Proposal No. 5 – The Equity Incentive Plan Proposal” beginning on page 117 of the Proxy Statement/Prospectus, which information is incorporated herein by reference.

Directors and Executive Officers

The information regarding Surviving Pubco’s directors and executive officers set forth under the headings “Directors and Executive Officers” and “Executive Compensation” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.06 Change in Shell Company Status

As a result of the Business Combination, which fulfilled the definition of a business combination as required by SPAC’s organizational documents, the SPAC ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing Date. The material terms of the Business Combination are described in the Proxy Statement/Prospectus in the section entitled “Proposal No.1—Business Combination Proposal” beginning on page 82 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The following historical financial statements of SPAC and the related notes beginning on page F-1 of the Proxy Statement/Prospectus are incorporated herein by reference: (i) unaudited financial statements as of and for the three months ended March 31, 2025, and for the three months ended March 31, 2025 and 2024; and (ii) the audited financial statements as of and for the years ended December 31, 2024, and December 31, 2023.

The following historical financial statements of Company and the related notes beginning on page F-33 of the Proxy Statement/Prospectus are incorporated herein by reference: (i) unaudited consolidated balance sheet as of March 31, 2025; (ii) unaudited statement of operations, statement of changes in stockholders’ equity, and statement of cash flows for the three months March 31, 2025 and 2024; and (iii) the audited financial statements as of and for the years ended December 31, 2024 and December 31, 2023.

The historical financial statements of SPAC and the Company, and the related notes as of and for the three and nine months ended September 30, 2025 and 2024 are included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of SPAC and the Company as of September 30, 2025 are set forth in Exhibit 99.2 hereto and are incorporated by reference herein.

(d) Exhibits

Exhibit Index

Exhibit No.	Description
2.1+	Business Combination Agreement, dated as of August 16, 2024, by and among (i) SPAC, (ii) Merger Sub and (iii) the Company (included as Annex A to the Proxy Statement/Prospectus).
2.1.1+	Amendment to the Business Combination Agreement, dated June 25, 2025, by and among (i) SPAC, (ii) Merger Sub and (iii) the Company (incorporated by reference to Annex A to the Proxy Statement/Prospectus)
3.1	Form of Certificate of Domestication of AlphaVest Acquisition Corp.
3.2	Certificate of Incorporation of Surviving PubCo, effective upon the Domestication
3.3	Bylaws of Surviving Pubco, effective upon the Domestication
10.1	Lock-up Agreement (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K of AlphaVest Acquisition Corp. filed with the SEC on August 22, 2024).
10.2	Form of Amended and Restated Registration Rights Agreement
10.3	Form of Indemnification Agreement
10.4	Form of private placement purchase agreement
10.5	Form of private placement registration rights agreement
10.6	Form of private placement warrant
99.1	Unaudited financial statements for the three and nine months ended September 30, 2025.
99.2	Unaudited Pro Forma Condensed Combined Financial Information of SPAC and the Company
99.3	AMC’s Management’s Discussion And Analysis Of Financial Condition And Results Of Operations for the three and nine months ended September 30, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

+	Schedule and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). Surviving PubCo agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2025	AMC ROBOTICS CORPORATION.

	By:	/s/ Min Ma
	Name:	Min Ma
	Title:	VP, Finance